                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2001


                                  TICKETMASTER
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                         0-25041                   95-4546874
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 (State or Other Jurisdiction      (Commission File            (IRS Employer
       of Incorporation)                 Number)            Identification No.)


               3701 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA 90010
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (213) 381-2000




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ITEM 5.  OTHER EVENTS.

          On April 24, 2001, the Registrant issued a press release announcing its results for the quarter ended March 31, 2001. The full text of the press release, other than the second and fourth sentences of the second paragraph under the heading "City Guide and Classifieds" therein and the last sentences of each of the eighth, ninth and tenth paragraphs under the heading "City Guide and Classifieds" therein, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.


EXHIBIT NO.                  DESCRIPTION
-----------                  -----------
99.1                         Press Release dated April 24, 2001

99.2                         Guidance Information

ITEM 9.  REGULATION FD DISCLOSURE

           The following are not filed but are furnished pursuant to Regulation
FD: (a) the second and fourth sentences of the second paragraph under the heading "City Guide and Classifieds" and the last sentences of each of the eighth, ninth and tenth paragraphs under the heading "City Guide and Classifieds" of the press release, appearing in Exhibit 99.1 hereto; and (b) the guidance information appearing as Exhibit 99.2 hereto.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2001                       TICKETMASTER



                                            By:/s/ JOHN PLEASANTS
                                               ---------------------------------
                                               John Pleasants
                                               Chief Executive Officer


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


INDEX TO EXHIBITS


EXHIBIT NO.                  DESCRIPTION
-----------                  -----------
99.1                         Press Release dated April 24, 2001

99.2                         Guidance Information


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